Exhibit 32.1
Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of Wynn Las Vegas, LLC (the “Company”) for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Maurice Wooden, as President of the Company, and Dean Lawrence, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Maurice Wooden
Name: Maurice Wooden Title: President (Principal Executive Officer) Dated: February 24, 2017

/s/ Dean Lawrence
Name: Dean Lawrence
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) Dated: February 24, 2017